                                                                   EXHIBIT 10.38
================================================================================






                         REGISTRATION RIGHTS AGREEMENT


                          Dated as of August 1, 1997


                                 By and Among


                             HOLLYWOOD PARK, INC.

                       HOLLYWOOD PARK OPERATING COMPANY,
                                 (the Issuers)

                      THE GUARANTORS (AS DEFINED HEREIN)

                                      AND

                           OPPENHEIMER & CO., INC.,

                           BT SECURITIES CORPORATION

                                      and

                         BANCAMERICA SECURITIES, INC.
                           (the Initial Purchasers)



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

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
1.   Definitions.............................................................  1

2.   Exchange Offer..........................................................  5

3.   Shelf Registration......................................................  8

4.   Liquidated Damages...................................................... 10

5.   Registration Procedures................................................. 11

6.   Registration Expenses................................................... 19

7.   Indemnification......................................................... 20

8.   Rules 144 and 144A...................................................... 23

9.   Underwritten Registrations.............................................. 23

10.  Miscellaneous........................................................... 24

     (a)   No Inconsistent Agreements........................................ 24
     (b)   Adjustments Affecting Registrable Notes........................... 24
     (c)   Amendments and Waivers............................................ 24
     (d)   Notices........................................................... 24
     (e)   Successors and Assigns............................................ 26
     (f)   Counterparts...................................................... 26
     (g)   Headings.......................................................... 26
     (h)   Governing Law; Jurisdiction....................................... 26
     (i)   Severability...................................................... 26
     (j)   Securities Held by the Issuer or Its Affiliates................... 26
     (k)   Third Party Beneficiaries......................................... 27
     (l)   Entire Agreement.................................................. 27


                         REGISTRATION RIGHTS AGREEMENT


          This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of August 1, 1997, by and among HOLLYWOOD PARK, INC., a Delaware corporation (the "Company" or "Hollywood Park"), HOLLYWOOD PARK OPERATING COMPANY, a Delaware corporation ("HPOC", and together with Hollywood Park, the "Issuers"), all of the Issuers' existing direct and indirect material restricted subsidiaries (the "Guarantors") (the Issuers and the Guarantors, collectively, the "Obligors") and OPPENHEIMER & CO., INC., BT SECURITIES CORPORATION and BANCAMERICA SECURITIES, INC. (each an "Initial Purchaser" and collectively, the "Initial Purchasers").

          This Agreement is made pursuant to the Purchase Agreement dated August 1, 1997, among the Issuers, the Guarantors, and the Initial Purchasers (the "Purchase Agreement"), relating to, among other things, the sale by the Issuers to the Initial Purchasers of $125,000,000 in aggregate principal amount of Series A 9 1/2% Senior Subordinated Notes due 2007 (the "Notes") of the Issuers. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers and the Guarantors have agreed to provide to the Initial Purchasers and the Holders (as defined herein), among other things, the registration rights for the Notes set forth in this Agreement. The execution and delivery of this Agreement is a condition to the performance by the Initial Purchasers of their obligations under the Purchase Agreement.

          In consideration of the forgoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors hereby agree with the Initial Purchasers, for the benefit of, as their respective interests appear, (i) the Initial Purchasers,
(ii) the holders from time to time of the Notes (including the Initial Purchasers in such capacity, if applicable) and (iii) the Participating Broker-Dealers (as defined below), as follows:

 1.  Definitions

          Terms defined in the Purchase Agreement, whether directly or indirectly by reference, and used herein without other definition shall have the respective meanings herein assigned to such terms in the Purchase Agreement. In addition, the following defined terms shall have the respective meanings set forth below or in the sections of this agreement referred to below:

          Advice:  See Section 5 hereof.

          Agreement:  See the introductory paragraphs hereto.

          Applicable Period:  See Section 2 hereof.

          Business Day: Any day other than a Saturday, Sunday or other day on which banking institutions in New York are required or authorized by law or executive order to be closed.

          Effectiveness Date: With respect to any Registration Statement, the date on which such Registration Statement is declared effective by the SEC.

          Effectiveness Period:  See Section 3 hereof.

          Event Date:  See Section 4 hereof.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Exchange Indenture:  The Indenture, or a new indenture described in
Section 2(a) hereof, as the case may be, pursuant to which the Exchange Notes are issued.

          Exchange Notes:  See Section 2 hereof.

          Exchange Offer:  See Section 2 hereof.

          Exchange Registration Statement:  See Section 2 hereof.

          Fungible: With respect to any class of securities, any other securities which would properly be considered as in the same class as, in a class similar to, or being fungible with, the securities of the first mentioned class.

          Filing Date: (A) With respect to the Exchange Registration Statement, forty-five (45) calendar days following the Issue Date; and (B) with respect to the Shelf Registration Statement (which may be applicable notwithstanding the consummation of an Exchange Offer), the 30th day after the delivery of a Shelf Notice.

          Guarantors:  See the introductory paragraphs hereto.

          Holder:  Any holder of a Registrable Note or Registrable Notes.

          Indemnified Person:  See Section 7(c) hereof.

          Indemnifying Person:  See Section 7(c) hereof.

          Indenture: The Indenture, of even date herewith, among the Issuers, the Guarantors and The Bank of New York, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers:  See the introductory paragraphs hereto.

          Initial Shelf Registration:  See Section 3(a) hereof.

          Inspectors:  See Section 5(o) hereof.

          Issue Date:  The Issue Date specified in the Indenture.

          Issuer:  See the introductory paragraphs hereto.

          Liquidated Damages:  See Section 4 hereof.

          NASD:  See Section 5(t) hereof.

          Notes:  See the introductory paragraphs hereto.

          Obligor:  See the introductory paragraphs hereto.

          Participant:  See Section 7(a) hereof.

          Participating Broker-Dealer:  See Section 2 hereof.

          Person: An individual, trustee, corporation, partnership, joint stock company, trust, limited liability company, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange:  See Section 2 hereof.

          Private Exchange Notes:  See Section 2 hereof.

          Prospectus: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any infor mation previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement:  See the introductory paragraphs hereto.

          Records:  See Section 5(o) hereof.

          Registrable Notes: Each Note upon its original issuance and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange

Registration Statement) covering such Note, Exchange Note or such Private Exchange Note has been declared effective by the SEC and such Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note, Exchange Note or Private Exchange Note, as the case may be, may at the time of determination be sold to the public pursuant to Rule 144 promulgated under the Securities Act without the lapse of any further time or the satisfaction of any condition,
(iii) such Note has been exchanged for an Exchange Note or Exchange Notes pursuant to an Exchange Offer which may be resold without restriction (other than restrictions imposed on Participating Broker-Dealers pursuant to the "Plan of Distribution" contemplated by the Exchange Registration Statement, including the Prospectus delivery requirements) under state and federal securities laws, or (iv) such Note, Exchange Note or Private Exchange Note, as the case may be, ceases to be outstanding for purposes of the Indenture.

          Registration Default:  See Section 4 hereof.

          Registration Statement: Any registration statement of the Issuers, including, but not limited to, the Exchange Registration Statement, filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          Shelf Notice:  See Section 2(c) hereof.

          Shelf Registration: Either or both of the Initial Shelf Registration and any Subsequent Shelf Registration, as the context suggests.

          Subsequent Shelf Registration:  See Section 3(b) hereof.

          TIA:  The Trust Indenture Act of 1939, as amended.

          Trustee: The trustee under the Indenture and, if existent, the trustee under any indenture governing the Exchange Notes and any Private Exchange Notes.

          Underwritten registration or underwritten offering: A registration in which securities of either Issuer are sold to an underwriter for reoffering to the public.

 2.  Exchange Offer

          (a) The Issuers shall file with the SEC no later than the Filing Date an offer to exchange (the "Exchange Offer") any and all of the Registrable Notes (other than Private Exchange Notes, if any) for a like aggregate principal amount of debt securities of the Issuers which are identi cal in all respects to the Notes (the "Exchange Notes") except that the Exchange Notes (i) shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain neither restrictive legends nor any provisions requiring registration or payment of Liquidated Damages, (ii) shall be issued after the Issue Date and (iii) shall be designated the Issuers' Series B 9 1/2% Senior Subordinated Notes due 2007. The Exchange Notes shall be entitled to the benefits of the Indenture, or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC or to effect or maintain the qualification thereof under the TIA) and which, in either case, has been qualified under the TIA. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Registration Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act and other applicable law. The Issuers shall use their best efforts (x) to cause the Exchange Registration Statement to be declared effective under the Securities Act as soon as reasonably practicable in order to consummate the Exchange Offer by the required date; (y) to keep the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) to consummate the Exchange Offer prior to or on the 150th day following the Filing Date.

          Each Holder who participates in the Exchange Offer will be required to represent that it will acquire any Exchange Notes pursuant to the Exchange Offer in the ordinary course of its busi ness, that at the time of the consummation of the Exchange Offer such Holder is not engaged in, and does not intend to engage in, and has and will have no arrangement or understanding with any Person to participate in, the distribution of the Exchange Notes in violation of the provisions of the Securities Act, and that such Holder is not an affiliate of any Obligor within the meaning of the Securities Act.

          Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement (other than this Section 2) shall continue to apply, mutatis mutandis, solely with respect to any Registrable
                   ----------------
Notes that are Private Exchange Notes and Exchange Notes held by Participating Broker-Dealers, and the Issuers shall have no further obligation to register

Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which clause 2(c)(iv) hereof applies) pursuant to
Section 3 hereof.

          No securities other than the Exchange Notes shall be offered pursuant to the Exchange Registration Statement.

          (b) The Issuers shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that acquired Notes as a result of market making activities or other trading activities (and not directly from the Issuers or the Guarantors) and is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the judgment of the Initial Purchasers, represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, among others, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes.

          The Issuers shall use their best efforts, as described in Section 5(b)(ii) hereof, to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not exceed 180 days
                --------  -------
after the Exchange Registration Statement is declared effective (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

          If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by them which have, or are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other Holder is not entitled to participate in the Exchange Offer because such Holder (i) is prohibited by law or SEC policy from participating in the Exchange Offer or (ii) may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Registration Statement is not appropriate or available for such resales, the Issuer, upon the written request of either of the Initial Purchasers or any such Holder delivered at least ten (10) days prior to the consummation of the Exchange Offer, shall simultaneously with the delivery of the Exchange Notes in the Exchange Offer, or in the case of any such request dated after the 10th day prior to the Exchange Offer, ten (10) days after the date of such request, issue and deliver to the Initial Purchasers and any such Holder, in exchange (the "Private Exchange") for such Notes held by the Initial Purchasers and any such Holder, a like principal amount of debt securities of the Issuers that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") (and which are issued pursuant to the same indenture as the Exchange Notes). The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes.

          In connection with the Exchange Offer, the Issuers shall:

          (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (ii) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (iii) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (iv) otherwise comply in all material respects with all applicable laws, rules and regulations, including all applicable Gaming Laws (as defined in the Indenture).

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Issuer shall:

          (i) accept for exchange all Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (ii) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

          (iii) cause the Trustee to authenticate and deliver promptly to each Holder of Notes which have been validly tendered and accepted for exchange, Exchange Notes or Private Exchange Notes, as the case may be, in a principal amount equal to the principal amount of such Notes.

          Neither the Exchange Offer nor the Private Exchange shall be subject to any conditions, except that (i) neither the Exchange Offer nor the Private Exchange, as the case may be, shall, in the opinion of counsel to the Issuers and the Guarantors, violate any applicable law or interpretation of the staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer or the Private Exchange and no material adverse development shall have occurred in any existing action or proceeding with respect to either Issuer or the Issuers and the Guarantors taken as a whole and (iii) all governmental approvals shall have been obtained, including from Gaming Authorities (as defined in the Indenture), which approvals the Issuers deem necessary for the consummation of the Exchange Offer or Private Exchange and (iv) no cessation of trading on Nasdaq or any exchange, nor any banking moratorium, shall have occurred, as a result of which the Issuers are unable to proceed with the Exchange Offer or the Private Exchange.

          The Exchange Notes and the Private Exchange Notes shall be issued under the Exchange Indenture. The Exchange Indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall for all purposes be treated as securities of a single class, and in particular vote and exercise other consensual rights as a single class and that none of the Exchange Notes, the Private Exchange Notes or the Notes will have the right to vote or exercise other consensual rights as a separate class on any matter.

          (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Issuers are not permitted to effect an Exchange Offer, (ii) the Exchange Offer is not consummated within 150 days after the Filing Date, (iii) Private Exchange Notes have been issued to any Initial Purchaser or Holder pursuant to Section 2(b) herein or (iv) any Holder notifies the Issuers that it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Registration Statement is not appropriate or available for such resales, in any of the foregoing cases, the Issuers shall promptly deliver to the Holders and the Trustee written notice of such occurrence and the Issuers' resulting intention to file a Shelf Registration (a "Shelf Notice") and shall thereupon file such Shelf Registration pursuant to
Section 3 hereof.

 3.  Shelf Registration

          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a) Initial Shelf Registration.  The Issuers shall file with the SEC a
              --------------------------
"shelf" Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the "Initial Shelf Registration") on or prior to 30 days following delivery of a Shelf Notice by the Issuers. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Notes to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

          The Issuers shall use their best efforts, as described in Section 5(b)(ii) hereof, to cause the Initial Shelf Registration to be declared effective under the Securities Act prior to or on the 90th day after the delivery of a Shelf Notice by the Issuers and to keep the Initial Shelf Registration continuously effective under the Securities Act until the date which is 36 months after the Effectiveness Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when (i) all then outstanding Registrable Notes covered by the Initial Shelf Registration have been sold in the manner contemplated by the Initial Shelf Registration or (ii) a Subsequent Shelf Registration covering all of the Registrable Notes has been declared effective under the Securities Act;

provided, however, that the Effectiveness
--------  -------

Period shall be extended to the extent necessary to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein.

     So long as the Initial Shelf Registration Statement in accordance with this
Section 3 remains effective, the Issuers shall have no further obligation to issue Exchange Notes in an Exchange Offer pursuant to Section 2 of this Agreement, and any Liquidated Damages shall cease to accrue during such effective period; provided that the other provisions of this Agreement shall continue to apply as set forth in such provisions.

          (b) Subsequent Shelf Registrations.  If the Initial Shelf Registration
              ------------------------------
or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Issuers shall use their best efforts to obtain the prompt withdrawal of any order suspending the effec tiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Initial Shelf Registration to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Notes (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuers shall use their best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period equal to the number of days in the Effectiveness Period, less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective.

          (c) Supplements and Amendments.  The Issuers shall promptly supplement
              --------------------------
and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

          (d)  Hold-Back Agreements
               --------------------

               (i) Restrictions on Public Sale by Holders of Registrable Notes.
                   -----------------------------------------------------------
     Each Holder of Registrable Notes whose Registrable Notes are (A) covered by a Shelf Registration filed pursuant to Section 3 hereof and (B) not being sold in the underwritten offering described below agrees, if requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any securities Fungible with the class of securities covered by such Shelf Registration, including a sale pursuant to Rule 144 or Rule 144A (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 60 days after, the closing date of each underwritten offering made pursuant to such Shelf Registration, to the extent timely notified in writing by the Issuers or by the managing underwriter or underwriters; provided, however, that each
                                               --------  -------
     holder of Registrable Notes shall be subject to the hold-back restrictions of this Section 3(d)(i) only once during the term of this Agreement.

               The foregoing provisions shall not apply to any Holder of Registrable Notes if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that
                                                       --------  -------
     any such Holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of any securities Fungible with the class of securities covered by such Shelf Registration (except as part of such underwritten offering) during such period unless it has provided 45 days' prior written notice of such sale or distribution to the Issuer or the managing underwriter or underwriters, as the case may be.

               (ii) Restrictions on the Issuers and Others.  Each of the Issuers
                    --------------------------------------
     and the Guarantors agrees (A) not to effect any public or private sale or distribution (including, with out limitation, a sale pursuant to Regulation D under the Securities Act) of any securities Fungible with those covered by a Shelf Registration filed pursuant to Section 3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to or the 60-day period commencing on the commencement of an underwritten public distribution of Registrable Notes, if the managing underwriter or underwriters so requests; (B) to include in any agreements entered into by either Issuer or any Guarantor on or after the date of this Agreement (other than any underwriting agreement relating to a public offering registered under the Securities Act) pursuant to which such Issuer or Guarantor issues or agrees to issue securities Fungible with the Notes a provision that each holder of such securities that are Fungible with Notes issued at any time on or after the date of this Agreement agrees not to effect any public or private sale or distribution, or request or demand the registration, of any such securities (or any securities convertible into or exchangeable or exercisable for such securities) during the period referred to in clause (A) of this Section 3(d)(ii), including any sale pursuant to Rule 144 or Rule 144A; and (C) not to grant or agree to grant any "piggy back registration" or other similar rights to any holder of either Issuer's securities issued on or after the date of this Agreement with respect to any Registration Statement.

 4.  Liquidated Damages

          (a) Registration Defaults; Liquidated Damages.  The Issuers and the
              -----------------------------------------
Initial Purchasers acknowledge that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuers agree to pay, as liquidated damages, additional interest on the Notes ("Liquidated Damages") under the circumstances and to the extent set forth below (any such event, a "Registration Default"):

          If (A) the Exchange Registration Statement has not been filed prior to or on the Filing Date or (B) notwithstanding the consummation of an Exchange Offer by the Issuers, the Issuers are required to file a Shelf Registration and such Shelf Registration has not been filed prior to or on the 30th day following the delivery to the Holders and the Trustee of a Shelf Notice or (C) if the Issuers are unable to file an Exchange Registration Statement and are required to file an Initial Shelf Registration, but have failed to do so prior to or on the 30th day following the delivery to the

Holders and the Trustee of a Shelf Notice; or (D) the Issuers have not issued Exchanged Notes in exchange for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 150th day following the Filing Date or (E) if applicable, the Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period, then, in any case described in clauses (A) through (E) above, Liquidated Damages shall accrue on the principal amount of the Notes in an amount equal to one-half of one percent (0.50%) per annum for each $1,000 in principal amount of Notes for the first 90 days commencing on the occurrence of the first Registration Default, such Liquidated Damages increasing by an additional one-quarter of one percent (0.25%) per annum for each $1,000 in principal amount of affected Notes at the beginning of each such subsequent 90-day period up to a maximum additional interest rate attributable to Liquidated Damages equal to two percent (2.0%) per annum for each $1,000 in principal amount of affected Notes, until all Registration Defaults have been cured;

provided, however, that upon the cure of all Registration Defaults hereunder
--------  -------
Liquidated Damages shall cease to accrue unless and until another Registration Default occurs.

          (b) The Issuers shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Any amounts of Liquidated Damages due pursuant to (a) of this Section 4 will be payable in cash semi-annually in arrears on each February 1 and August 1 (to the Holders of record on the January 15 and July 15 immediately preceding such dates), commencing with the first such date occurring after any such Liquidated Damages commences to accrue. The amount of Liquidated Damages will be determined by first multiplying the applicable Liquidated Damages rate first by the principal amount of the Notes directly affected by the Registration Default (and, to the extent permitted by applicable law without creating a new class of securities, only the Notes directly affected by the Registration Default), and then multiplying the result thereof by a fraction, the numerator of which is the number of days such Liquidated Damages rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360. By way of example, if the Exchange Registration Statement is filed and the Exchange Offer is consummated within the specified time periods, but the Issuers are nevertheless obligated to effect the Shelf Registration, and the Shelf Registration Statement is not filed within the specified time period or is not declared effective by the specified time, the Issuers and the Guarantors shall, to the extent permitted by applicable law without creating a new class of securities, only be obligated to pay Liquidated Damages with respect to the Notes which the Issuers and the Guarantors were obligated to include in the Shelf Registration Statement. Conversely, if there exists no Registration Default with respect to the Shelf Registration Statement, but a Registration Default occurs regarding the Exchange Offer, Liquidated Damages will, to the extent permitted by applicable law without creating a new class of securities, only accrue on those Notes eligible to participate in the Exchange Offer and which were directly affected by the Registration Default.

5.   Registration Procedures

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuers hereunder the Issuers and, as applicable, the Guarantors shall:

          (a) Prepare and file with the SEC prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by the applicable provisions of Sections 2 and 3 hereof, and use their diligent best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is
                              --------  -------
pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to the Holders of the Registrable Notes covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing, or such later date as is reasonable under the circumstances). Neither the Issuers nor the Guarantors shall file any Registration Statement or Prospectus or any amendments or supplements thereto if any of (i) the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, (i) any such Participating Broker-Dealer, (iii) any managing underwriters or (iv) counsel to any of the foregoing, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursu ant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with all of the provisions of the Securities Act and the Exchange Act applicable to them with respect to the disposition of the securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Issuers and Guarantors shall be deemed not to have used their diligent best efforts to keep a Registration Statement effective during the Applicable Period if any of the Issuers or Guarantors voluntarily takes any action, as a result of which Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes would be unable to sell such Registrable Notes or such Exchange Notes during that period unless (i) such action is required by applicable law or (ii) such action is taken by any such Issuer or Guarantor in good faith and for valid business reasons (not including avoidance of the Issuer's obligations hereunder), including suspension of the

Registration Statement or other actions taken in connection with or in anticipation of the acquisition or divestiture of assets, material financings or other transactions effected in good faith for valid business reasons.

          (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel and the managing underwriters, if any, promptly (but in any event within two Business Days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the Effective Date therefor has occurred (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuers, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a Prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agree ment (including any underwriting agreement), contemplated by Section 5(m) hereof cease to be true, complete and correct in all material respects, (iv) of the receipt by the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of any event, or the availability of any information, which could render any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or misleading in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement, it will not contain any untrue or misleading statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue or misleading statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of any determination by the Issuers that a post-effective amendment to a Registration Statement would be appropriate.

          (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their diligent best efforts during the Applicable Period to prevent the issuance of any order suspending the effectiveness of a Registration

Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their diligent best efforts during the Applicable Period to obtain the withdrawal of any such order at the earliest possible time.

          (e) If a Shelf Registration is filed pursuant to Section 3 and if requested by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them determine is reasonably necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make appropriate amendments to such Registration Statement.

          (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel and each man aging underwriter, if any, at the sole expense of the Issuers, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuers, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer
who seeks to sell Exchange Notes during the Applicable Period, use their best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualifica tion) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such juris dictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that if Exchange Notes held
                                 --------  -------
by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause the Issuers' counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration State ment in accordance with applicable law; provided, however, that neither
                                              --------  -------
Issuer shall be required (A) to qualify generally to do business in any jurisdiction wherein it is not then so qualified, (B) to take any action that would subject it to general service of process in any such jurisdiction wherein it is not then so subject or (C) to subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction wherein it is not then so subject.
          (i) If a Shelf Registration is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Registrable Notes and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request.

          (j) Use their diligent best efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities, including Gaming Authorities, as may be reasonably necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the sole expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue or misleading statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Prior to the Effective Date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide one or more CUSIP numbers, as applicable, for the Registrable Notes.

          (m) In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration, enter into an underwriting agreement customary for underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposi tion of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Obligors as then operated and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers and guarantors to underwriters of underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the written opinions of counsel to the Obligors and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by any Obligor which has become a Restricted Subsidiary under the terms of the Indenture, for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other reasonable provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant thereto. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent cor porate documents and instruments of the Issuers and the Guarantors (collectively, the "Records") as shall be reasonably necessary to enable the Inspectors to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and the Guarantors to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. If the Issuers determine, in good faith, that any Records are confidential and so notify the Inspectors, such Records shall not be disclosed by the Inspectors unless (i) the dis closure of such Records is necessary or advisable to avoid or correct a misstatement or omission in such Registration Statement; provided, however, that prior notice thereof is given to the Issuers,
           --------  -------
and the Issuers' legal counsel and such Holder's legal counsel concur that disclosure is required, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or otherwise by compulsion of legal process, (iii) disclosure of such Records is necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving any Inspector and arising out of, based upon, relating to, or involving the Offering Memorandum, this Agreement, the Purchase Agreement or the Notes, or any transactions contemplated hereby or thereby or arising hereunder or thereunder; provided, however, that prior notice
                                            --------  -------
shall be provided as soon as practicable to the Issuers of the potential disclosure of any such Records by such Inspector pursuant to clauses (ii) or
(iii) of this sentence to permit the Issuers to obtain a protective order (or waive the provisions of this paragraph (n)) and that such Inspector shall keep all such information and records confidential or (iv) the information in such Records has been made generally available to the public or has been provided to third parties on a non-confidential basis provided that without limiting the
                                          --------
foregoing, no such records, information or documents shall be used by any person or entity obtaining access thereto in connection with any market transactions in securities of the Issuers and the Guarantors in violation of law; and provided
                                                                      --------
further that the Issuers and the Guarantors shall not be required to provide any
-------
information to the Holders or the underwriters that the Issuers and the Guarantors are prohibited by law from disclosing;

          (o) Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Exchange Indenture to be qualified under the TIA not later than the Effective Date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under the Exchange Indenture and the Holders of the Registrable Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to their security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Issuers after the effective date of a Registration Statement, which statements shall cover such 12-month periods.

          (q) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers, in a form customary for comparable underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their respective terms, subject to customary exceptions and qualifications.

          (r) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuers shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

          (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (t) Use their diligent best efforts to take all other steps necessary or advisable to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

          The Issuers may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Registrable Notes as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time (and in any event within ten Business Days) after receiving such request. Each seller of Registrable Notes as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading. No Holder shall be entitled to Liquidated Damages pursuant to Section 4 hereof if such Holder fails timely to provide all such reasonably requested information to the extent that such failure, together with such failures of other Holders, is the sole reason for assessment of Liquidated Damages.

          If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Issuers, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Issuers' securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuers, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by acquisition of such Registrable Notes or, as the case may be, Exchange Notes to be sold by such Participating Broker-Dealer, that, upon actual receipt of any notice from the Issuers of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v), or 5(c)(vi) hereof, such Holder or Participating Broker-Dealer will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Issuers give any such notice, and subsequently deliver to each Holder or Broker-Dealer copies of such supplemented or amended Prospectus. then each Holder or Broker-Dealer will either destroy or return to the Issuers all copies (other than permanent file copies then in such Holder's or Broker-Dealer's possession) of any Prospectus that, as a result of such occurrence leading to such notice, is no longer accurate. In the event that the Issuers shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

 6.  Registration Expenses

          All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of Registrable Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers and fees and disbursements of one special counsel for all of the sellers of Registrable Notes, (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by the Issuers, (viii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.

 7.  Indemnification

          (a) In the event of a Shelf Registration or in connection with any delivery by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, the Obligors agree, jointly and severally, to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue or misleading statement or alleged untrue or misleading statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Issuers in writing by any Participant expressly for use therein; provided, however, that the Obligors will not be liable if such untrue
         --------  -------
or misleading
statement or omission or alleged untrue or misleading statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto, or made in the Prospectus and corrected in a supplement or amendment thereto, and the Prospectus as amended and supplemented does not contain any other untrue or misleading statement or omission or alleged untrue or misleading statement or omission of a material fact that was the sub ject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Notes or Exchange Notes which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuers with Section 5 of this Agreement.

          (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuers, their directors, their officers who sign the Registration Statement and each Person who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Participant furnished to the Issuers in writing by such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to repre sent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the
                 --------  -------
Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person or any affiliate and representation of both parties by the same counsel would be inappropriate under standards of professional conduct due to actual or potential differing interests between them, in which case the reasonable fees and expenses of separate counsel shall be borne by the Indemnifying Party. It is understood that the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed promptly as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes and Exchange Notes sold by all such Participants and reasonably acceptable to the Issuers and any such separate firm for the Issuers, its directors, its officers and such control Persons of the Issuers shall be designated in writing by the Issuers and reasonably acceptable to the Holders. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there should be a final judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Persons (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omis sions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Obligors on the one hand and any Participant on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) of the Notes received by the Issuers bears to the total proceeds received by such Participant from the sale of Registrable Notes or Exchange Notes, as the case may be. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation
                                                           --- ----
(even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and lia bilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to con tribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes, as the case may be, exceed the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f) Any losses, claims, damages, liabilities or expenses for which an Indemnified Person is entitled to indemnification or contribution under this
Section 7 shall be paid by the Indemnifying Person to the Indemnified Person as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Obligors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any of the Initial Purchasers or any person who controls an Initial Purchaser, the Obligors, their respective directors or officers or any person controlling the Obligors, and (ii) any termination of this Agreement.

          (g) The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

 8.  Rules 144 and 144A

          The Issuers covenant that they will file the reports required to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Issuers are not required to file such reports, they will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Issuers further covenant that they will take such further action as any Holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by (a)

Rule 144(k) and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC (it being expressly understood that the foregoing shall not create any obligation on the part of the Issuers to file periodic reports or other reports under the Exchange Act at any time that they are not then required to file such reports pursuant to the Exchange Act).

 9.  Underwritten Registrations

          If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and reasonably acceptable to the Issuers.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

 10. Miscellaneous

          (a) No Inconsistent Agreements.  The Issuers have not, as of the date
              --------------------------
hereof, and the Issuers shall not, after the date of this Agreement, enter into any agreement with respect to any of their respective securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of the Issuers' other issued and outstanding securities under any such agreements.

          (b) Adjustments Affecting Registrable Notes.  The Issuers shall not,
              ---------------------------------------
directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

          (c) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (i) the Issuers and (ii)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Initial Purchasers or the Participating Broker-Dealers, the Initial Purchasers or, as the case may be, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Notes, or, as the case may be, Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 7 and this
                                  --------  -------
Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement.

          (d) Notices.  All notices and other communications (including without
              -------
limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing and delivered by hand-delivery, registered first-class mail, next-day air courier or facsimile:

          1. if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

               Oppenheimer & Co., Inc.
               One World Financial Center
               New York, New York  10281
               Facsimile:  (212) 667-8148
               Attention:  Corporate Finance Department

               BT Securities Corporation
               One Bankers Trust Plaza
               New York, New York 10006
               Facsimile:  (212) 669-0021
               Attention:  Corporate Finance Department

               BancAmerica Securities Corp.
               231 S. LaSalle Street, 17th Floor
               Chicago, Illinois 60697
               Facsimile:  (312) 974-0140
               Attention:  High Yield Origination

     with copies to:

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, CA  94304-1050
               Facsimile: (415) 493-6811
               Attention:  Meredith S. Jackson, Esq.

          2. if to the Initial Purchasers, at the respective addresses specified in Section 10(d)(1);

          3.  if to the Issuers, at the address as follows:

               Hollywood Park, Inc.
               Hollywood Park Operating Company
               1050 South Prairie Avenue
               Inglewood, California  90301
               Facsimile:  (310) 673-2582
               Attention:  Investor Relations

     with a copy to:
               Irell & Manella
               1800 Avenue of the Stars, Suite 900
               Los Angeles, California  90067
               Facsimile:  (310) 203-7199
               Attention:  Alvin G. Segel, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

          (e) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the respective successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided,
                                                                  --------
however, that this Agreement shall not inure to the benefit of or be binding
-------
upon a successor or assign of a Holder unless and to the extent such successor or assign holds Registrable Notes.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) GOVERNING LAW; JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY
              ---------------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE

STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, SUBJECT TO THE REQUIREMENTS OF APPLICABLE GAMING LAWS.

          (i) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipu lated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Securities Held by the Issuer or Its Affiliates.  Whenever the
              -----------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, any Registrable Notes held by the Issuers or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k) Third Party Beneficiaries.  Holders of Registrable Notes and
              -------------------------
Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons with the same effect as though they were parties hereto.

          (l) Entire Agreement.  This Agreement, together with the Purchase
              ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Issuer on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    ISSUERS
                                    -------

                                    HOLLYWOOD PARK, INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    HOLLYWOOD PARK OPERATING COMPANY


                                    By:_______________________________
                                       Name:
                                       Title:

                                    GUARANTORS
                                    ----------

                                    HOLLYWOOD PARK FOOD SERVICES,
                                    INC.


                                    By:_______________________________
                                       Name:
                                       Title:

                                    HOLLYWOOD PARK FALL OPERATING
                                    COMPANY


                                    By:_______________________________
                                       Name:
                                       Title:

                                    TURF PARADISE, INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    HP/COMPTON, INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    CRYSTAL PARK HOTEL AND
                                    CASINO DEVELOPMENT COMPANY, LLC

                                    By its Managing Member
                                    HP/COMPTON, INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    HP YAKAMA, INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    BOOMTOWN, INC.


                                    By:_______________________________
                                       Name:
                                       Title:

                                    BOOMTOWN HOTEL & CASINO, INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    LOUISIANA GAMING ENTERPRISES, INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    LOUISIANA-I GAMING, A LOUISIANA
                                    PARTNERSHIP IN COMMENDAM


                                    By its General Partner
                                    LOUISIANA GAMING ENTERPRISES, INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    BAYVIEW YACHT CLUB, INC.


                                    By:_______________________________
                                       Name:
                                       Title:

                                    MISSISSIPPI-I GAMING, L.P.

                                    By its General Partner
                                    BAYVIEW YACHT CLUB, INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    INITIAL PURCHASERS
                                    ------------------


                                    OPPENHEIMER & CO., INC.


                                    By:_______________________________
                                       Name:
                                       Title:


                                    BT SECURITIES CORPORATION


                                    By:_______________________________
                                       Name:
                                       Title:

                                    BANCAMERICA SECURITIES, INC.


                                    By:_______________________________
                                       Name:
                                       Title: